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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 14, 2004

                                  ICORIA, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                      0-30365                 56-2047837
(State or other jurisdiction          (Commission            (I.R.S. Employer
      of incorporation)               File Number)          Identification No.)

             108 T.W. Alexander Drive,
      Research Triangle Park, North Carolina                     27709
     (Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code: (919) 425-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

ITEM 8.01  OTHER EVENTS.

        On November 14, 2005, Icoria, Inc. (the "Company") issued a press release announcing its financial results for the third quarter ended September 30, 2005. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

        This information shall not be deemed to be "filed" for the purposes of
Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act") and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

        (c) Exhibits:

             99.1  Press Release of Icoria, Inc. dated November 14, 2005

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ICORIA, INC.
                                            (Registrant)


Dated: November 14, 2005                    By:  /s/ Douglas R. Morton, Jr.
                                                 -------------------------------
                                                 Douglas R. Morton, Jr.
                                                 Interim Chief Executive Officer

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